UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  June 30, 2020

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

JUNE 30, 2020

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greenspringfund.com). You will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund does not currently offer electronic delivery of shareholder reports to direct investors. If you have already elected to receive shareholder reports electronically from your financial intermediary (such as a broker-dealer or bank), you will not be affected by this change and you need not take any action. If you invest through a financial intermediary and want to receive electronic delivery of shareholder reports, you must contact your financial intermediary to sign up.

You may elect to receive all future reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports after January 1, 2021 by calling 1-800-576-7498. If you invest through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of the Fund’s shareholder reports.

Greenspring Fund, Incorporated

July 2020
Dear Fellow Shareholders:

Greenspring Fund (the “Fund”) bounced back significantly during the second quarter, gaining 12.73%, as financial markets rallied on optimism that stock prices had largely discounted the worst of the coronavirus-inspired global shutdown.  We are pleased that many of the strategies that we discussed in the last quarterly letter helped performance, and we continue to take action with respect to both the Fund’s equities and bonds to best position the Fund during these uncertain times.

As the second quarter progressed, markets rebounded as shelter-in-place orders appeared to “flatten the curve” of new COVID-19 cases in some parts of the country, easing fears of an overwhelmed health system, and optimism for a vaccine grew as public-private partnerships accelerated their research efforts.  The Federal Government and the Federal Reserve (the “Fed”) continued to supply substantial fiscal and monetary stimulus through financial assistance to those most directly affected by the pandemic and a series of unprecedented liquidity programs designed to keep the financial markets operating efficiently.  Towards the end of the quarter, data revealed that the U.S. economy may have bottomed in the second half of April with some indicators, including employment, retail sales and industrial activity, showing a faster than expected initial recovery.

As we look to the future, we remain cautious during this period of uncertainty, especially after the strong market rally over the last few months, the speed and intensity of which was likely driven by the Fed’s unprecedentedly aggressive actions.  Financial markets typically discount future events, not just the current environment; however, we believe the extraordinary nature of the current situation makes interpreting the markets’ assumptions about the future more difficult to discern.  The recent surge in new COVID-19 cases across a number of states highlights the unpredictable nature of the pandemic and threatens the assumption of a smooth recovery as government officials in many states are already beginning to roll back or delay reopening plans.  Unemployment, while having improved significantly off the bottom, remains exceptionally high, with little visibility into the negative consequences that a lingering high level will have on consumer spending, corporate profits, and government budgets, especially as the supplemental unemployment benefits are set to expire at the end of July.  The upcoming November elections further complicate an already uncertain environment as we consider the impacts of potential policy changes to tax rates, energy strategies, minimum wage legislation, and healthcare among others.  As governments, businesses and consumers wrestle with changing circumstances from day to day and week to week, we expect the second half of the year will have a series of starts-and-stops.

Greenspring Fund
Performance for the
Periods Ended June 30, 2020
Quarter	12.73%
Year to Date	-16.76%
1 Year	-12.19%
3 Years*	-1.68%
5 Years*	1.86%
10 Years*	4.23%
15 Years*	4.61%
20 Years*	5.98%
Since inception on 7/1/83*	8.41%
Expense Ratio**	1.05%

*	Annualized.
**	As stated in Prospectus dated 5-1-20. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfund.com.

Greenspring Fund, Incorporated

While there is no question that the country will recover from this economic shock, the path and timing of the recovery remains very debatable.  When evaluating equity or fixed income securities, we remain focused on identifying companies with conservative capital structures, strong management teams, and resilient business models, often accompanied by secular tailwinds.  Our goal, as always, is to reduce the volatility of the Fund’s portfolio, while enabling solid participation in the recovery.

INFLUENCES on FUND PERFORMANCE

The Fund’s positive performance during the quarter was broad-based, with nearly 90% of the equity and fixed income holdings gaining during the quarter.  The equity holdings contributed the vast majority of the gains as investors recognized that many stocks may have been oversold during the relatively indiscriminate first quarter sell-off.  Fueled by growing optimism that the pandemic’s deleterious impact had peaked and the tremendous amount of fiscal and monetary stimulus helping to stabilize the economy, investors began to look past the near-term negative COVID-19 impacts towards what earnings could look like as the economy adjusted and re-opened.

The fixed income holdings also posted solid gains, as bond prices moved higher from oversold conditions, partially fueled by the Fed’s liquidity programs.  Comforted by signs of the early stages of economic recovery, investors began to adjust their credit risk assumptions and credit spreads compressed significantly, yet still remain markedly wider than the extremely tight pre-COVID levels.  This narrowing of credit spreads led to significant outperformance of corporate bonds, both investment grade and high yield, relative to their U.S. Treasury counterparts.

The securities that had the greatest influence on the Fund’s quarterly performance, in order of magnitude, were the common shares of Sherwin-Williams, Republic Services, Wyndham Hotels & Resorts, EOG Resources and United Parcel Service. All of the securities had positive performances, some of which can be attributed to prices recovering from the severe market sell-off during the first quarter and some of which resulted from improving fundamentals.

We discussed EOG Resources and Wyndham Hotels & Resorts in the first quarter letter due to the large impact they had on the Fund’s performance. The operations of EOG, a large oil and gas producer and Wyndham, a hotel franchise operator, were both negatively affected by the COVID-19 pandemic.  However, the share prices of both companies moved sharply higher during the second quarter as their management teams took aggressive actions to address near-term challenges and re-position their companies for long-term success.  EOG’s strong balance sheet and diverse asset base allowed it to quickly reduce its production in response to lower oil prices resulting from pandemic-related demand deterioration. It became quite apparent to investors that, unlike many of EOG’s debt-laden peers, the Company was in a position to make strategic decisions focused on creating long-term shareholder value.  This, combined with a recovery in the price of oil, drove the share price higher during the quarter.

Wyndham’s management also reacted quickly to the pandemic by bolstering liquidity, cutting costs and implementing plans to assist the many franchise operators that own and operate the hotels under the various Wyndham franchise brands.  While there is no question

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
6/30/20
Republic Services, Inc.	7.8%
The Sherwin-Williams Company	4.4%
Amdocs Ltd.	3.7%
KBR, Inc	3.4%
Alphabet, Inc. – Class C	3.3%
Acadia Healthcare Company, Inc.,
6.125%, 3/15/21	3.2%
United Parcel Service, Inc. – Class B	3.2%
Southern National Bancorp of Virginia	3.1%
j2 Global, Inc.	3.0%
Cisco Systems, Inc.	2.9%

Greenspring Fund, Incorporated

that the pandemic has substantially reduced travel, Wyndham differs from many hotel companies in that its brand portfolio is dominated by moderately-priced, leisure-related, and drivable locations.  As the quarter progressed, the operations at many Wyndham-branded hotels continued to improve, generating optimism that helped drive the share price higher.

Sherwin-Williams, the well-known global provider of paints and other coatings, performed very well during the quarter.  Investors began the quarter cautious about how paint sales would fare in an environment where consumers did not want contractors entering their homes.  As the quarter progressed, however, it became clear that this temporary slowdown in the contractor market was more than offset by a surge in the do-it-yourself market as people who were forced to stay at home performed home improvement projects.  The stock moved substantially higher during the quarter as it became apparent that sales and profits would be better than expected.

Republic Services is the second largest provider of solid waste disposal services in North America.  During the quarter, evidence emerged that the pandemic’s impact would not be as severe as investors feared and trends were improving at a faster pace than expected as businesses began to reopen.  Combined with the management team prudently controlling costs to preserve free cash flow, the positive developments drove the share price higher.

Greenspring Fund
Portfolio Allocation
as of June 30, 2020

United Parcel Service (UPS) is the largest parcel delivery company in the world. The pandemic has affected UPS both positively and negatively. Demand in its business-to-business segment has declined due to businesses being shut down, but sales in the business-to-consumer segment have increased substantially as consumers accelerated the shift to online shopping as many states implemented stay-at-home policies.  Profit margins in the business-to-business segment are higher than in the business-to-consumer segment, so the shift has pressured UPS margins. In response to the volume surge, in late May UPS announced a volume surcharge which should help to boost profit margins. The surcharge, combined with more businesses starting to resume more normal activity, helped to push UPS shares higher.

PORTFOLIO ACTIVITY

As mentioned in the first quarter letter, we continue to reposition the Fund’s portfolio to reflect the changing economic environment, and we are pleased that the changes we made helped the second quarter’s investment results.  We have continued to pare back investments in companies with a more difficult road to recovery and initiated or added to holdings that we believe are better positioned going forward.  This quarter’s purchases include companies that have many of the fundamental characteristics that we have always valued – strong management teams, balance sheets, and cash flows.  However, we are constantly looking to fine-tune our stock selection to best reflect the current environment.  Companies whose stocks we have purchased recently are well-positioned to withstand a potential second wave of infections, and/or stand to benefit from accelerating secular tailwinds due to the pandemic, and/or pay attractive dividend yields relative to the current low interest rate environment.

The largest purchases during the quarter were all additions to positions that we initiated late in the first quarter and included shares of Amazon.com, T-Mobile US, and Visa.

We purchased additional shares of Amazon early in the second quarter as more and more evidence suggested that the pandemic was changing consumer habits, likely resulting in an acceleration of the shift to more online

Greenspring Fund, Incorporated

shopping, a business that Amazon clearly dominates.  In addition, Amazon’s leading web services business (AWS) is well-positioned to benefit as more and more software applications shift to a cloud-based structure, particularly in a work from home environment. We purchased Amazon at a reasonable valuation relative to our expectation of future cash flows.

We also added to our T-Mobile holdings during the first part of the quarter. We believe the merger of Sprint and T-Mobile has created a very strong competitor in the wireless communications industry. The Company is moving aggressively to capture merger efficiencies and deploy capital to build out a leading 5-G network underpinned by the industry’s best wireless spectrum assets.  These efforts have the potential to drive multi-year market share gains, free cash flow growth, and positive shareholder returns.

We also purchased shares in several electric utilities that, when taken as a group, was the largest purchase during the quarter.  This included purchases of CMS Energy, Eversource Energy, IDACORP and NextEra Energy.  Each of these companies operates in a supportive regulatory environment, is largely insulated from the effects of the pandemic, pays a secure dividend, and has attractive investment opportunities to drive above average earnings growth.  In the current uncertain and ultra-low interest rate environment, we believe the defensive nature of utilities and their positive outlook for earnings growth, combined with their attractive dividend yields, may provide attractive total returns for the Fund.

The largest sales during the quarter included shares of Sherwin-Williams, Wyndham Hotels & Resorts, Discover Financial, MasTec and United Parcel Service.  Sales were primarily driven by intended adjustments to the relative weighting of securities in the Fund, especially as we considered the purchase of new securities for the Fund or the additions to existing holdings.

On the fixed income side, we have been busy reinvesting cash received from redemptions or opportunistic sales.  Our focus has been on short-duration bonds of companies that we believe have solid underpinnings that should mitigate risk even if the COVID-19 problem lingers for longer than expected.  Even with the improvement of bond prices during the quarter, we have been able to purchase many bonds at attractive yields, especially relative to low prevailing Treasury yields.  In addition, with many stocks trading well off their highs, we are keeping a close eye on further opportunities emerging in the “busted” convertible bond market.  These bonds trade at relatively attractive yields as pure bond instruments, yet their convertible feature offers additional performance upside if the issuer’s stock price increases significantly.  Given the current environment, we remain laser-focused on each company’s liquidity position and how they plan to address near-term bond redemptions.

The Fed recently stated that it intends to keep short-term interest rates near zero at least through 2022, and rates across the yield curve, regardless of duration, remain near historic lows.  Even though many forecasters project that interest rates will remain low, we believe the inherent volatility in longer-dated bonds creates unwelcome risk that could be manifested in sharp price declines should the economic recovery gather steam, which would drive interest rates higher.  Consequently, we continue to maintain and execute our strategy of investing in conservative short-term high-yield fixed income securities to mitigate this risk.  While we expect absolute yields to remain low, at least in the near term, and refinancing activity to continue, the spreads on short duration securities are still quite attractive relative to pre-pandemic levels and holders of these bonds are more insulated from the risks associated with rising interest rates.

OUTLOOK

Due to the unsettled outlook compared to the beginning of the year, a significant number of companies have withdrawn earnings guidance and earnings expectations for the market as a whole have declined.  However, when looking at major market indices, the valuation multiples investors are willing to pay for these more uncertain earnings expectations now often exceed pre-COVID levels.  We often get the question “Why is the market doing so well given all the uncertainty?”.  Interestingly, if you look below

Greenspring Fund, Incorporated

the surface, the broader stock market is not doing nearly as well as the headlines suggest.  Significant outperformance by a relatively small number of stocks has had an outsized influence on the S&P 500 Index, distorting investors’ view of the overall market.  The top five holdings (Microsoft, Apple, Amazon, Facebook, and Alphabet, the holding company of Google) now represent nearly 22% of this supposedly broad-based Index.  As a result, while the S&P 500 is down only 3% through the first half of the year, the S&P 500 Equal-Weighted Index, more representative of the average stock in the index, is down nearly 11%.  A further example of this extreme disparity is the substantial underperformance of value stocks vs. growth stocks, represented by the Russell 3000 Value Index that has declined almost 17% year-to-date through June 30th, while its growth counterpart has gained 9%.  This performance gap is wider than it has been since the first quarter of 2000, when the dot-com bubble was at its peak.  While we are pleased that the Fund has benefited from owning a couple of these significant outperformers, we look forward to more broad-based participation in the market’s recovery, as clarity around some of the lingering risks emerges.  The Fund should be well-positioned for a more well-rounded recovery given our emphasis on companies with strong balance sheets and free cash flow generation led by effective management teams.  In some cases, these stocks may have lagged during this highly-concentrated rally but remain at attractive valuations.

The recent pandemic has caused a number of adjustments to everyone’s daily lives.  Some are temporary, but others may prove to be more permanent, such as working remotely, digital communication and collaboration, and online shopping.  Change is a constant in the investment world, and we believe that a thoughtful evolution is critical to the process of adapting to the “post-COVID” world to ensure that we effectively position Greenspring Fund as best we can.

We sincerely appreciate your confidence and investment in Greenspring Fund during the incredibly eventful first half of the year.  Everyone at the Fund is working diligently and thoughtfully to provide shareholders, ourselves included, with the solid, less volatile investment returns that Greenspring Fund has historically generated.  We look forward to updating you on performance at the end of the third quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Greenspring Fund, Incorporated

Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting recurring capital expenditures.  Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income. Earnings growth is not a measure of the Fund’s future performance.  Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality, but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.  The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 500 Equal Weight Index is the equal-weight version of the widely-used S&P 500. The Russell 3000 Value Index is a market capitalization weighted equity index based on the Russell 3000 Index and includes companies with lower price-to-book ratios and lower expected growth rates.  The Russell 3000 Growth Index is a market capitalization weighted index based on the Russell 3000 Index and includes companies that display signs of above-average growth.  It is not possible to invest directly in an index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other information about the Fund, and may be obtained by calling 1-800-366-3863 or visiting www.greenspringfund.com. Please read the Fund’s Prospectus carefully before investing.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended June 30, 2020 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense Ratio	Account Value	Account Value	During Period
	6/30/20	1/1/20	6/30/20	1/1/20 – 6/30/20(1)
Actual Expenses(2)	1.12%	$1,000.00	$ 832.40	$5.10
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	1.12%	$1,000.00	$1,019.29	$5.62

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.
(2)	Based on the actual returns of -16.76% for the six month-period ended June 30, 2020.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS: 70.2%

Building Products: 1.3%
Owens Corning	30,851	$1,720,252

Business Software & Services: 3.7%
Amdocs Limited#	80,851	4,922,209

Chemicals: 4.4%
The Sherwin-Williams Company	10,166	5,874,423

Commercial Banks & Thrifts: 6.7%
American National Bankshares, Inc.	35,987	901,115
OceanFirst Financial Corp.	49,863	879,085
Prudential Bancorp, Inc.	6,225	74,949
Shore Bancshares, Inc.	122,477	1,358,270
Southern National Bancorp of Virginia	420,063	4,070,410
Westbury Bancorp, Inc.*	26,352	515,313
Western New England Bancorp, Inc.	4,559	26,397
WSFS Financial Corporation	36,726	1,054,036
		8,879,575

Commercial Services & Supplies: 2.4%
Johnson Controls International plc#	92,035	3,142,075

Computer Communications: 2.9%
Cisco Systems, Inc.	81,854	3,817,671

Electrical Equipment & Instruments: 1.0%
Emerson Electric Co.	15,400	955,262
nVent Electric plc#	20,000	374,600
		1,329,862

Engineering & Construction: 6.4%
EMCOR Group, Inc.	48,095	3,181,003
MasTec, Inc.*	35,860	1,609,038
MYR Group, Inc.*	117,345	3,744,479
		8,534,520

Healthcare-Products: 3.5%
Abbott Laboratories	11,000	1,005,730
Medtronic plc#	39,670	3,637,739
		4,643,469

Hotels, Restaurants & Leisure: 2.7%
Marriott International, Inc. – Class A	6,228	533,927
Wyndham Hotels & Resorts, Inc.	71,536	3,048,864
		3,582,791

Information Technology Services: 4.5%
KBR, Inc.	198,555	4,477,415
Visa, Inc. – Class A	7,716	1,490,500
		5,967,915

Insurance: 2.5%
Chubb Limited#	12,009	1,520,579
W.R. Berkley Corp.	31,740	1,818,385
		3,338,964

Internet Retail: 2.5%
Amazon.com, Inc.*	1,210	3,338,172

Machinery: 0.6%
Pentair plc#	19,360	735,486

Media & Entertainment: 3.3%
Alphabet, Inc. – Class C*	3,080	4,353,919

Oil & Gas Exploration & Production: 2.0%
EOG Resources, Inc.	51,854	2,626,924

Oil Refining & Marketing: 0.1%
Phillips 66	2,813	202,255

Pharmaceuticals: 0.9%
Johnson & Johnson	8,101	1,139,244

Real Estate Investment Trusts: 0.2%
American Homes 4 Rent	9,281	249,659
Physicians Realty Trust	3,000	52,560
		302,219

Semiconductors: 0.4%
First Solar, Inc.*	10,353	512,473

Software & Services: 3.0%
j2 Global, Inc.*	62,736	3,965,543

Transportation & Logistics: 3.2%
United Parcel Service, Inc. – Class B	38,268	4,254,636

Truck Dealerships: 0.5%
Rush Enterprises, Inc. – Class B	17,622	628,400

Utilities: 2.0%
CMS Energy Corp.	7,917	462,511
Eversource Energy	11,907	991,496
IDACORP, Inc.	7,872	687,776
NextEra Energy, Inc.	1,858	446,236
		2,588,019

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited) (Con’t)

	Shares/Principal	Value
COMMON STOCKS: 70.2% (Con’t)

Waste Management Services: 7.8%
Republic Services, Inc.	126,721	$10,397,458

Wireless Telecommunication Services: 1.7%
T-Mobile USA, Inc.*	21,735	2,263,700
TOTAL COMMON STOCKS
(cost $65,376,321)		93,062,174

PREFERRED STOCKS: 1.1%

Oil & Gas Storage & Transportation: 1.1%
GasLog Partners LP, 8.625%#°	93,697	1,507,585
TOTAL PREFERRED STOCKS
(cost $2,151,320)		1,507,585

EXCHANGE TRADED FUNDS: 1.1%

Semiconductors: 1.1%
Invesco Solar ETF	40,986	1,479,595
TOTAL EXCHANGE TRADED FUNDS
(cost $1,372,239)		1,479,595

RIGHTS: 0.0%

Wireless Telecommunication Services: 0.0%
T-Mobile USA, Inc.*	21,735	3,651
TOTAL RIGHTS
(cost $3,440)		3,651

CONVERTIBLE BONDS: 1.8%

Engineering & Construction: 1.0%
Dycom Industries, Inc.,
0.750%, 9/15/21	1,359,000	1,287,653

Retail-Internet & Direct Marketing: 0.8%
Ctrip.com International, Ltd.,
1.000%, 7/1/20#	1,064,000	1,062,670

TOTAL CONVERTIBLE BONDS
(cost $2,162,855)		2,350,323

CORPORATE BONDS: 21.6%

Chemicals: 0.0%
Blue Cube Spinco LLC,
9.750%, 10/15/23	10,000	10,331

Commercial Services & Supplies: 0.1%
Mobile Mini, Inc., 5.875%, 7/1/24	98,000	100,933

Consumer Finance: 0.5%
Credit Acceptance Corp.
5.125%, 12/31/24 144A	150,000	145,230
6.625%, 3/15/26	500,000	504,212
		649,442

Consumer Services: 0.2%
Service Corp. International,
5.375%, 5/15/24	312,000	318,663

Engineering & Construction: 0.8%
MasTec, Inc., 4.875%, 3/15/23	1,003,000	999,133

Food & Beverage: 0.1%
Treehouse Foods, Inc., 4.875%, 3/15/22	185,000	185,650

Food & Staples Retailing: 0.1%
Albertsons Co., 6.625%, 6/15/24	59,000	60,534

Healthcare-Products: 0.0%
Teleflex, Inc., 4.875%, 6/1/26	20,000	20,671

Healthcare-Providers & Services: 4.1%
Acadia Healthcare Company, Inc.,
6.125%, 3/15/21	4,288,000	4,292,288
Encompass Health Corp.
5.750%, 11/1/24	1,169,000	1,172,045
5.750%, 9/15/25	10,000	10,237
		5,474,570

Hotels, Restaurants & Leisure: 0.2%
MGM Resorts International,
7.750%, 3/15/22	257,000	262,712

Household & Personal Products: 0.2%
Spectrum Brands, Inc.,
6.125%, 12/15/24	255,000	262,942

Household Durables: 1.0%
Tempur Sealy International,
5.625%, 10/15/23	1,314,000	1,331,930

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited) (Con’t)

	Principal	Value
CORPORATE BONDS: 21.6% (Con’t)

Independent Power & Renewable Energy: 1.7%
The AES Corporation, 5.500%, 3/15/24	$2,286,000	$2,291,715

Industrial Conglomerates: 0.6%
Icahn Enterprises LP/
Icahn Enterprises Finance Corp.
6.250%, 2/1/22	500,000	502,363
6.750%, 2/1/24	217,000	219,418
		721,781

Machinery: 1.8%
Tennant Co., 5.625%, 5/1/25	1,000,000	1,013,645
Welbilt, Inc., 9.500%, 2/15/24	1,378,000	1,322,880
		2,336,525

Media & Entertainment: 0.5%
Cinemark USA, Inc., 5.125%, 12/15/22	674,000	597,174

Metals & Mining: 1.0%
Allegheny Technologies, Inc.,
7.875%, 8/15/23	600,000	615,813
Cleveland-Cliffs, Inc., 5.750%, 3/1/25	30,000	25,633
Commercial Metals Co., 5.750%, 4/15/26	500,000	513,982
Steel Dynamics, Inc., 5.500%, 10/1/24	214,000	220,019
		1,375,447

Oil & Gas Exploration & Production: 1.1%
Talos Production LLC, 11.000%, 4/3/22	1,510,000	1,426,950

Real Estate Investment Trusts: 0.2%
FelCor Lodging LP, 6.000%, 6/1/25	281,000	273,594
Lamar Media Group, 5.000%, 5/1/23	49,000	49,398
		322,992

Software & Services: 2.1%
j2 Cloud Services LLC,
6.000%, 7/15/25 144A	2,613,000	2,665,534
NortonLifelock.com, 4.200%, 9/15/20	150,000	150,375
		2,815,909

Specialty Retail: 0.7%
Penske Auto Group, Inc.,
5.750%, 10/1/22	955,000	957,975

Technology Hardware & Equipment: 0.3%
CDW LLC/CDW Finance Corp.,
5.000%, 9/1/25	354,000	365,100

	Principal/Shares
Telecommunications Services: 1.4%
Level 3 Financing, Inc.
5.375%, 8/15/22	$569,000	$569,689
5.625%, 2/1/23	1,242,000	1,246,738
		1,816,427
Trading Companies & Distributors: 1.3%
United Rentals North America, Inc.,
5.500%, 7/15/25	250,000	256,851
WESCO Distribution, Inc.,
5.375%, 12/15/21	1,499,000	1,503,909
		1,760,760

Wireless Telecommunication Services: 1.6%
T-Mobile USA, Inc.
6.500%, 1/15/24	44,000	45,092
6.375%, 3/1/25	2,039,000	2,097,111
		2,142,203
TOTAL CORPORATE BONDS
(cost $29,029,604)		28,608,469

SHORT-TERM INVESTMENTS: 3.5%

Money Market Funds: 3.5%^
First American Treasury
Obligations Fund,
Institutional Share Class, 0.084%	4,587,973	4,587,973

TOTAL SHORT-TERM INVESTMENTS
(cost $4,587,973)		4,587,973

TOTAL INVESTMENTS IN SECURITIES
(cost $104,683,752): 99.3%		131,599,770
Other Assets and Liabilities 0.7%		918,231
NET ASSETS: 100.0%		$132,518,001

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of June 30, 2020, the value of these investments was $2,810,764, or 2.1% of total net assets.

^	Rate shown is the 7-day effective yield at June 30, 2020.
°	The coupon rate shown on variable rate securities represents the rate as of June 30, 2020.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2020 (Unaudited)

ASSETS
Investments in securities, at value (cost $104,683,752)	$131,599,770
Receivables:
Dividends and interest	642,103
Securities sold	486,673
Fund shares sold	7,381
Prepaid expenses	39,850
Total assets	132,775,777

LIABILITIES
Payables:
Due to affiliate (Note 5)	87,194
Fund shares redeemed	85,916
Securities purchased	26,510
Accrued expenses	58,156
Total liabilities	257,776

NET ASSETS	$132,518,001

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	7,192,739

Net asset value, offering and redemption price per share	$18.42

COMPONENTS OF NET ASSETS
Capital stock at par value	$71,927
Paid-in capital	107,905,458
Distributable earnings	24,540,616
NET ASSETS	$132,518,001

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2020 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $9,119)	$1,063,602
Interest	1,059,753
Total income	2,123,355

Expenses
Advisory fees (Note 5)	572,559
Sub transfer agent fees	47,015
Administration fees	35,763
Legal fees	30,737
Transfer agent fees	28,545
Directors fees	23,877
Administration fees – Corbyn (Note 5)	22,553
Fund accounting fees	19,431
Blue sky fees	16,656
Audit fees	14,669
Insurance fees	13,349
Reports to shareholders	10,462
Miscellaneous fees	9,509
Custody fees	7,569
Total expenses	852,694
Net investment income	1,270,661

NET REALIZED AND CHANGE IN NET UNREALIZED LOSS ON INVESTMENTS
Net realized loss on sale of investments	(4,802,110)
Change in net unrealized appreciation on investments	(29,183,796)
Net realized and change in net unrealized loss on investments	(33,985,906)
Net decrease in net assets resulting from operations	$(32,715,245)

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2020#	December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,270,661	$2,617,951
Net realized gain (loss) on sale of investments	(4,802,110)	13,031,812
Change in net unrealized appreciation on investments	(29,183,796)	23,347,093
Net increase (decrease) in net assets resulting from operations	(32,715,245)	38,996,856

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Total distributions to shareholders	—	(14,569,230)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares(a)	(26,964,371)	(35,808,309)

Total decrease in net assets	(59,679,616)	(11,380,683)

NET ASSETS
Beginning of period	192,197,617	203,578,300
End of period	$132,518,001	$192,197,617

(a)	A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2020#		December 31, 2019
	Shares	Value	Shares	Value
Shares sold	106,707	$2,155,799	276,145	$6,108,024
Shares issued in reinvestment of distributions	—	—	639,447	14,129,860
Shares redeemed	(1,598,646)	(29,120,170)	(2,525,693)	(56,046,193)
Net decrease	(1,491,939)	$(26,964,371)	(1,610,101)	$(35,808,309)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2020#		2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.13		$19.77	$24.33	$24.77	$22.18	$24.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17		0.30	0.40	0.41	0.32	0.54
Net realized and unrealized gain (loss) on investments	(3.88)		3.80	(2.78)	1.50	3.96	(1.98)
Total from investment operations	(3.71)		4.10	(2.38)	1.91	4.28	(1.44)

LESS DISTRIBUTIONS:
From net investment income	—		(0.35)	(0.39)	(0.43)	(0.33)	(0.53)
From net realized gain	—		(1.39)	(1.79)	(1.92)	(1.36)	(0.65)
Total distributions	—		(1.74)	(2.18)	(2.35)	(1.69)	(1.18)
Net asset value, end of period	$18.42		$22.13	$19.77	$24.33	$24.77	$22.18
Total return	(16.76	%)^	20.86%	(10.15%)	7.82%	19.78%	(5.86%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$132.5		$192.2	$203.6	$272.6	$322.9	$317.4
Ratio of expenses to average net assets	1.12	%+	1.04%	1.01%	0.98%	1.01%	0.95%
Ratio of net investment income to average net assets	1.66	%+	1.29%	1.60%	1.53%	1.32%	1.93%
Portfolio turnover rate	19	%^	13%	30%	40%	48%	25%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983. Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services – Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis using the effective interest method. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the- counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within  60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited) (Con’t)

type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Any securities for which market quotations are not readily available, the above valuation procedures are not appropriate, or do not appear to accurately reflect the current value of the security, are valued at fair value as determined in good faith by Corbyn pursuant to policies and procedures approved by the Board.

In determining fair value, Corbyn, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2020:

	Quoted Prices	Significant Other	Significant
	in Active	Observable	Unobservable	Carrying Value,
	Market	Inputs	Inputs	at June 30, 2020
	Level 1	Level 2	Level 3	Total
Common Stocks*	$92,546,861	$515,313	$—	$93,062,174
Preferred Stocks*	1,507,585	—	—	1,507,585
Exchange Traded Funds*	1,479,595	—	—	1,479,595
Rights*	3,651	—	—	3,651
Convertible Bonds*	—	2,350,323	—	2,350,323
Corporate Bonds*	—	28,608,469	—	28,608,469
Short-Term Investments	4,587,973	—	—	4,587,973
Total	$100,125,665	$31,474,105	$—	$131,599,770

*	See Schedule of Investments for industry breakdown.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited) (Con’t)

The Fund did not have any Level 3 securities during the period.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 17, 2019 an income dividend of $0.21 per share and a long-term capital gain distribution of $0.0093 were declared, payable on July 18, 2019, to shareholders of record on July 16, 2019. Additionally, on December 18, 2019, an income dividend of $0.1439 per share, a short-term capital gain distribution of $0.0438 and a long-term capital gain distribution of $1.34 per share were declared, payable on December 19, 2019 to shareholders of record on December 17, 2019. The tax character of distributions paid during the six months ended June 30, 2020 and the year ended December 31, 2019 were as follows:

Distributions paid from:	June 30, 2020	December 31, 2019
Ordinary income	$ —	$ 3,416,565
Long-term capital gain	$ —	$11,152,665

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2019.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2020, purchases and sales of investments, other than short-term investments, aggregated $26,848,265 and $39,114,620, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited) (Con’t)

As of, and during, the six months ended June 30, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet  the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2016-2019).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2019, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$135,438,698
Gross tax unrealized appreciation	60,574,220
Gross tax unrealized depreciation	(4,672,981)
Net tax unrealized appreciation	55,901,239
Undistributed ordinary income	3,600
Undistributed long-term capital gain	1,351,022
Total distributable earnings	1,354,622
Other accumulated gains/losses	—
Total accumulated earnings	$57,255,861

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, the Fund did not have any reclassifications between paid-in capital and distributable earnings. As of December 31, 2019, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the six months ended June 30, 2020, the Fund incurred $572,559 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the six months ended June 30, 2020, the Fund incurred $22,553 in administrative fees to Corbyn.

At June 30, 2020, investors for whom Corbyn was investment adviser held 942,179 shares of the Fund.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited) (Con’t)

Note 6 – COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of COVID-19, and such uncertainty may in turn adversely affect the value and/or liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Note 7 – Subsequent Events

On July 15, 2020 an income dividend of $0.19 per share was declared, payable on July 16, 2020, to shareholders of record on July 14, 2020. Management has evaluated other events and transactions occurring after June 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently at an in-person meeting in February 2020. To assist the Directors in their evaluation of the Agreement, the Board was supplied with information by the Adviser and the third party service provider in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement. The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement.  The Board considered the nature, extent and quality of the services provided by the Adviser.  The Board reviewed the qualifications, experience and tenure of the Fund’s portfolio manager, management, and other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board considered the Adviser’s resources and compliance structure.  The Board reviewed the compliance program of the Adviser and the qualifications and experience of the CCO of both the Adviser and the Fund, as well as the Adviser’s compliance record and the Adviser’s oversight of the Fund’s third-party service providers.  Additionally, the Board discussed the Adviser’s resources to market the Fund and efforts to maintain and grow its assets to benefit shareholders.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment research, compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance. The Board considered the Fund’s investment performance.  The Board discussed the short- and long-term investment performance of the Fund on an absolute basis and compared to its peer funds, category benchmarks, relative market indices and major market indices. The Board noted that for the year ended December 31, 2019, the Fund’s one-year return compared favorably to that of its category benchmarks but that longer-term performance was mixed when compared to its category benchmarks.  As part of its analysis of investment performance, the Board considered the Fund’s investment objective, market conditions, consistency of returns and level of risk taken as well as the Fund’s portfolio management presentations and the detailed information relating to the Fund’s portfolio and performance presented at its quarterly meetings.  The Board concluded that the Fund’s investment performance was satisfactory, given market conditions, level of risk taken, consistency of returns and the Fund’s long-term performance objective.

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. The Board considered the costs of services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  The Board reviewed a presentation prepared by the Adviser comparing the Fund to a group of peer funds, which were similar in asset size, operating and expense structures as well as an independent report prepared by the Fund’s third-party service provider.  The Board also considered that the Adviser had consistently maintained a reasonable annual total expense ratio without waiving and/or reimbursing any Fund fees or expenses per the analysis.  Additionally, the Board discussed the services the Adviser provides to separately managed accounts and considered how those services differ from the services provided to the Fund.  Upon consideration of the reports provided and other factors discussed, the Board concluded that the fee structure of the Advisory Agreement was fair and reasonable.

4.
Economies of scale. The Board noted that the Advisory Agreement’s fee schedule includes breakpoints at net asset levels of $250 million and $500 million, whereby the advisory fee paid by the Fund decreases as asset levels increase.

5.
Costs of services provided and profits to be realized by the Adviser. The Board also discussed the profitability of the Advisory Agreement to the Adviser.  The Board concluded that the level of the Adviser’s profitability was reasonable and adequate to support the services being provided to the Fund and its shareholders.

6.
Other factors and considerations. The Board discussed the other benefits to the Adviser from serving as the investment adviser to the Fund, including other services provided by the Adviser to the Fund throughout the year.  The Board considered the Adviser’s receipt of brokerage and research services in exchange for soft dollar commissions paid by the Fund and how those brokerage and research services benefited the Fund and its shareholders.

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS June 30, 2020 (Unaudited)

Tax Information
For the year ended December 31, 2019, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 60.93%.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2019, which is designated as qualifying for the dividends-received deduction, is 50.35%.

For foreign shareholders in the Fund, for the year ended December 31, 2019, 54.47% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 7.90% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section  871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Port Part F Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarter of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated

PRIVACY POLICY June 30, 2020 (Unaudited)

Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct its business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as its Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet shareholders’ financial needs and regulatory requirements. These third parties act on our behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former shareholders to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Semi-Annual Report.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through June 30, 2020
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2020. The total value of $198,483 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018). This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended June 30, 2020 were -12.19%, -1.68%, 1.86%, 4.23% and 8.41%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

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Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-(15(b) or 240.15d-15(b)).  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)* /s/ Charles vK. Carlson
  Charles vK. Carlson, Chief Executive Officer

Date  8/19/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Charles vK. Carlson
  Charles vK. Carlson, Chief Executive Officer

Date  8/19/2020

By (Signature and Title)*  /s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date  8/19/2020